UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2009

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 770-2000

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting Agreement

     On June 4, 2009, Transatlantic Holdings, Inc. (“TRH”) entered into an underwriting agreement (the “Underwriting Agreement”) with American International Group, Inc. (“AIG”), American Home Assurance Company, a wholly owned subsidiary of AIG (“AHAC”), and J.P. Morgan Securities Inc. and Goldman Sachs & Co. (as representatives of the several underwriters named therein, collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, AIG and AHAC agreed to sell to the Underwriters an aggregate of 26 million shares (the “Shares”) of TRH common stock, par value $1.00 (the “Common Stock”), and, at the election of the Underwriters, up to 3.9 million additional shares of Common Stock.

     The closing of the sale of the Shares is expected to occur on or about June 10, 2009. The Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”). TRH will not receive any proceeds from the sale of the Shares by AIG and AHAC. AIG, collectively with one or more of its subsidiaries other than TRH, is referred to herein as the AIG Group.

     As of the date hereof, the AIG Group beneficially owns 39.1 million shares of Common Stock, representing approximately 58.9% of the outstanding shares of Common Stock. After the closing of the offering (and assuming that the Underwriters do not exercise their option to buy additional shares), the AIG Group will own approximately 13 million shares of TRH’s Common Stock, representing 19.7% of TRH’s outstanding shares of Common Stock.

     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The opinion of Gary A. Schwartz, Senior Vice President & General Counsel of TRH, relating to the validity of the Shares issued and sold in the offering, is filed herewith as Exhibit 5.1.

Related Agreements

     On June 4, 2009, TRH also closed the Master Separation Agreement (the “MSA”), previously entered into with the AIG Group, and entered into a Transition Services Agreement with AIG (the “TSA”), a Stockholders Agreement (the “Stockholders Agreement”) with the AIG Group and a Registration Rights Agreement (the “Registration Rights Agreement” and collectively with the TSA and Stockholders Agreement, the “Ancillary Agreements”) with the AIG Group, each as previously described in TRH’s Current Report on Form 8-K dated May 28, 2009. Also on June 4, 2009, in its capacity as the holder of a majority of TRH’s outstanding common stock, the AIG Group executed a consent to amend and restate TRH’s certificate of incorporation to increase the number of authorized shares of Common Stock and preferred stock that TRH may issue and to effect other changes, as previously described in TRH’s Current Report on Form 8-K dated May 28, 2009.

     Copies of the amended and restated certificate of incorporation, the MSA and the Ancillary Agreements were previously filed as exhibits 3.1, 10.1, 10.2, 10.3 and 10.4, respectively, to TRH’s Current Report on Form 8-K dated May 28, 2009. The Ancillary Agreements are incorporated by reference herein.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

Exhibit
No.	Description
1.1	Underwriting Agreement by and among American International Group, Inc., American Home Assurance Company, Transatlantic Holdings, Inc. and Goldman Sachs & Co. and J.P. Morgan Securities Inc. (as representatives of the several underwriters named therein), dated June 4, 2009.

5.1	Opinion of Gary A. Schwartz.

10.1	Form of Transition Services Agreement by and among American International Group, Inc. and Transatlantic Holdings, Inc. (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K (File No. 001-10545) dated May 28, 2009, and incorporated herein by reference).

10.2	Form of Stockholders Agreement by and among American International Group, American Home Assurance Company and Transatlantic Holdings, Inc. (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K (File No. 001- 10545) dated May 28, 2009, and incorporated herein by reference).

10.3	Form of Registration Rights Agreement by and among American International Group, American Home Assurance Company and Transatlantic Holdings, Inc. (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K (File No. 001-10545) dated May 28, 2009, and incorporated herein by reference).

99.1	Press Release dated June 4, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President & General Counsel

Date: June 5, 2009

Exhibit Index

Exhibit
No.	Description
1.1	Underwriting Agreement by and among American International Group, Inc., American Home Assurance Company, Transatlantic Holdings, Inc. and Goldman Sachs & Co. and J.P. Morgan Securities Inc. (as representatives of the several underwriters named therein), dated June 4, 2009.

5.1	Opinion of Gary A. Schwartz.

10.1	Form of Transition Services Agreement by and among American International Group, Inc. and Transatlantic Holdings, Inc. (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K (File No. 001-10545) dated May 28, 2009, and incorporated herein by reference).

10.2	Form of Stockholders Agreement by and among American International Group, American Home Assurance Company and Transatlantic Holdings, Inc. (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K (File No. 001- 10545) dated May 28, 2009, and incorporated herein by reference).

10.3	Form of Registration Rights Agreement by and among American International Group, American Home Assurance Company and Transatlantic Holdings, Inc. (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K (File No. 001-10545) dated May 28, 2009, and incorporated herein by reference).

99.1	Press Release dated June 4, 2009.